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                                                                    EXHIBIT 23.2

                           CONSENT OF ARTER & HADDEN

     We hereby consent to the use of our name in this Registration Statement on Form S-1 of Voxel and to the reference to our firm under the caption "Legal Matters" in the Prospectus.

                                          ARTER & HADDEN

Irvine, California
June 12, 1996